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                                EXHIBIT 8(A)(3)

                                AMENDMENT NO. 2
                                       TO
                              CUSTODIAN AGREEMENT



            AMENDMENT No. 2, dated as of December ___, 1998 ("Amendment No. 2"), to the CUSTODIAN AGREEMENT, dated as of April 14, 1997 ("Original Agreement") by and between EQ Advisors Trust and The Chase Manhattan Bank.

            The parties hereto agree that Appendix A to the Original Agreement and to Amendment No. 1to the Original Agreement is replaced in its entirety by Appendix A attached hereto.

            Except as modified and amended hereby, the Original Agreement and Amendment No. 1 to the Original Agreement are hereby ratified and confirmed in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

            EQ ADVISORS TRUST                   THE CHASE MANHATTAN BANK


            By:                                 By:
               ----------------------------        ----------------------------
            Name:  Peter D. Noris               Name:  John K. Breitweg
            Title: President and Trustee        Title: Vice President


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                                   APPENDIX A
                                       TO
                               AMENDMENT NO. 2 TO
                              CUSTODIAN AGREEMENT

                  T. Rowe Price International Stock Portfolio:
                             Class IA and Class IB
                     T. Rowe Price Equity Income Portfolio:
                             Class IA and Class IB
                   EQ/Putnam Growth & Income Value Portfolio:
                             Class IA and Class IB
                   EQ/Putnam International Equity Portfolio:
                             Class IA and Class IB
                     EQ/Putnam Investors Growth Portfolio:
                             Class IA and Class IB
                         EQ/Putnam Balanced Portfolio:
                             Class IA and Class IB
                            MFS Research Portfolio:
                             Class IA and Class IB
                    MFS Emerging Growth Companies Portfolio:
                             Class IA and Class IB:
                       MFS Growth with Income Portfolio:
                             Class IA and Class IB
                    Morgan Stanley Emerging Markets Equity:
                             Class IA and Class IB
                 Warburg Pincus Small Company Value Portfolio:
                             Class IA and Class IB
                    Merrill Lynch World Strategy Portfolio:
                             Class IA and Class IB
                  Merrill Lynch Basic Value Equity Portfolio:
                             Class IA and Class IB
                       Lazard Large Cap Value Portfolio:
                             Class IA and Class IB
                       Lazard Small Cap Value Portfolio:
                             Class IA and Class IB
                            JPM Core Bond Portfolio:
                             Class IA and Class IB
                       BT Small Company Index Portfolio:
                             Class IA and Class IB
                    BT International Equity Index Portfolio:
                             Class IA and Class IB
                         BT Equity 500 Index Portfolio:
                             Class IA and Class IB
                        Evergreen Foundation Portfolio:
                             Class IA and Class IB
                              Evergreen Portfolio:
                             Class IA and Class IB